Exhibit 99.1

Hycroft Intersects 33.70 g/t Gold and 2,890 g/t Silver at Vortex

New structural intersection identified at Vortex

Vortex expands with new targets at depth and along strike

WINNEMUCCA, NV, April 2, 2026 – Hycroft Mining Holding Corporation (Nasdaq: HYMC) (“Hycroft” or “the Company”) announces additional drill results from the 2025-2026 Exploration Drill Program (the “Exploration Program”) at the Hycroft Mine, located in Nevada, USA a Tier-1 mining jurisdiction. See Appendix for Table 1 - Full drill results and Figure 1 - High-grade silver within the mineralized breccia zone.

Vortex Drill Highlights:

●	H25D-6083:	53.4 meters at 304.14 g/t Ag and 1.33 g/t Au (4.86 g/t AuEq)

Including:

● 7.0 meters at 1,241.97 g/t Ag and 6.59 g/t Au (21.01 g/t AuEq)
Also Including:

● 0.9 meters at 2,890.00 g/t Ag and 33.70 g/t Au (67.26 g/t AuEq)

Diane Garrett, President and CEO commented: “These exceptional drill results represent a pivotal stage in the advancement of our project, where two years of disciplined analysis and exploration are delivering clear, high-impact success. They not only confirm the strength and continuity of the mineralization we’ve long believed in, but the consistency and scale of the mineralization we are seeing strongly support our geological and structural model. Results from both Vortex and Brimstone highlight two high-grade mineralized systems that are far more extensive than initially understood, with the true scope of each discovery beginning to emerge. More importantly, these results represent only a small portion of the system’s potential as both Vortex and Brimstone remain open in all directions and at depth. This is just the beginning of what we believe will be a much larger and highly compelling discovery story.”

Alex Davidson, Vice President, Exploration commented: “Our team is extremely pleased with these additional results from Vortex and our understanding of Hycroft’s emerging discoveries at both Vortex and Brimstone. Hole H25D-6083 was designed to test the structural intersection of the Break and Albert Faults. After two years of methodical logging of core which resulted in an update to the structural model controlling the mineralization at both Vortex and Brimstone, we have defined fluid pathways that are being targeted in our drilling program.”

The intercepts in H25D-6083 are very exciting as they represent significant silver grades occurring alongside extremely high gold grades. These results open new prospective ground at depth and along strike. H25D-6083 did not reach the full extent of the target depth due to complications when the hole encountered a previously unknown structure. Follow-up drilling in this area and others has been planned as Hycroft executes an expansion of its exploration drill program at both Vortex and Brimstone with two additional core rigs arriving in the coming months.

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Corporate Update

The Company ended the first quarter of 2026 with approximately $189 million in unrestricted cash and remains debt free. During the first quarter of 2026, the Company recorded pre-tax expenses of approximately $33.8 million related to compensation actions approved by the Board of Directors on January 27, 2026, including (i) restricted stock unit make-whole awards with certain related cash payments, intended solely to compensate certain plan participants for the reductions to their cumulative target long-term incentive opportunities for 2023–2025, and (ii) a one-time extraordinary bonus awarded to the Company’s named executive officers and certain other employees to recognize the leadership team’s execution of transformational financings completed during 2025. The cash utilized for these actions was approximately $19.4 million.

About Hycroft Mining Holding Corporation

Hycroft Mining Holding Corporation is a US-based gold and silver company exploring and developing the Hycroft Mine, among the world’s largest precious metals deposits, located in northern Nevada, a Tier-1 mining jurisdiction. In 2023, Hycroft announced the discovery of two new high-grade silver systems within the known resource area and the Company is engaged in a robust exploration drill program (2025-2026 drill program) designed to expand these two systems in addition to targeting new opportunities. These discoveries represent a significant value driver for the Hycroft Mine. In addition, after a long history of oxide heap leach operations, the Company is focused on completing technical studies to transition the Hycroft Mine into a milling operation for processing the sulfide mineralization.

For further information, please contact:

E: info@hycroftmining.com

Investor Relations Phone: 775-245-0564

www.hycroftmining.com

Cautionary Note Regarding Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact, included in this press release and in public statements by our officers or representatives that address activities, events or developments that we expect or anticipate will or may occur in the future are forward-looking statements. These include, but are not limited to, statements regarding future business strategy, plans and goals, competitive strengths, the advancement and development of the Hycroft Mine, the results and implications of metallurgical analysis and test work, and the expansion and growth of our business.

Forward-looking statements are often identified by future or conditional words such as “estimate,” “plan,” “anticipate,” “expect,” “intend,” “believe,” “target,” “budget,” “may,” “can,” “will,” “would,” “could,” “should,” “seeks,” “scheduled to” and similar words or expressions but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are based on current expectations, estimates and projections that involve a number of risks and uncertainties, which could cause actual results to differ materially from those reflected in the statements. The risks include, but are not limited to: (i) risks related to changes in our operations at the Hycroft Mine, including risks associated with the cessation of mining operations at the Hycroft Mine; uncertainties concerning estimates of mineral resources; risks related to the lack of a completed feasibility study; risks related to metallurgical test work and process development; and risks related to our ability to re-establish commercially feasible mining and processing operations; and (ii) industry-related risks, including fluctuations in the price of gold and silver; the commercial success of, and risks related to, our exploration and development activities; uncertainties and risks related to our reliance on contractors and consultants; and the availability and cost of equipment, supplies, energy or reagents.

Any exploration target described in this press release does not represent, and should not be construed to be, an estimate of a mineral resource or mineral reserve. Ranges of potential tonnage and grade (or quality) of an exploration target are conceptual in nature; there has been insufficient exploration of the relevant property or properties to estimate a mineral resource; and it is uncertain if further exploration will result in the estimation of a mineral resource.

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These and other risks may cause actual results to differ materially from those expressed or implied by the forward-looking statements, and the occurrence of one or more of these events or circumstances, alone or in combination with others, may have a material adverse effect on our business, cash flows, financial condition and results of operations. Please see the “Risk Factors” outlined in our Annual Report on Form 10-K for the year ended December 31, 2025, and in other reports filed with the SEC, for more information about these and other risks.

Given these risks and uncertainties, you are cautioned not to place undue reliance on these forward-looking statements. Although we have attempted to identify important factors that could cause actual results to differ materially from those described in forward-looking statements, there may be other factors that cause results not to be as anticipated, estimated or intended. Although these forward-looking statements are based on assumptions that we believe are reasonable when made, forward-looking statements are not guarantees of future performance and actual results, performance or achievements may differ materially from those made in or suggested by the forward-looking statements in this press release.

Any forward-looking statements made in this press release speak only as of the date of this press release. We undertake no obligation to update these forward-looking statements or to publicly announce the results of any revisions to any of those statements to reflect future events or developments, except as required by law.

APPENDIX

Table 1 – Full Drill Results

	FROM	TO	INTERVAL	GRADE
Hole ID	(meters)	(meters)	(meters)	Ag (g/t)	Au (g/t)	AgEQ (g/t)	AuEQ (g/t)
Vortex
H25D-6083	24.99	73.24	48.25	4.21	0.50	47.00	0.55
	421.23	474.60	53.37	304.14	1.33	418.77	4.86
Including	458.78	465.83	7.04	1,241.97	6.59	1,809.42	21.01
Also Including	462.50	463.39	0.88	2,890.00	33.70	5,791.94	67.26

Note: $3,100 gold and $36.00 silver are used for gold equivalent (AuEQ) and silver equivalent (AgEQ) numbers

Figure 1- High-grade silver within the mineralized breccia zone

Looking Northeast
Brimstone Pit
H25D-6068
H25D-6083
Vortex
Albert Fault
Break Fault
H25D-6072
H25D-6070
Projected orientation of
new mineralized
structure
Central Fault
West Fault
Fluid path
WR Detach Fault
Mineralized
Breccia Zone
Open
Open
Open
Fluid path
Fluid path
East Fault
Carbonate Fault
"1km of Mineralization"
Reported Intercept
Previously reported
Intercepts
68.5 g/t Ag interpolant
Mineralized Breccia Zone
0
350
Meters

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